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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported) February 13, 2002


                                   ESNI, INC.
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             (Exact name of registrant as specified in its charter)


               Delaware             0-2401              06-0625999
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           (State or other        (Commission         (IRS Employer
           jurisdiction of        File Number)       Identification No.)
           incorporation)



35 Nutmeg Drive, Trumbull, Connecticut                             06611
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(Address of principal executive offices)                         (Zip Code)


                                 (203) 601-3000
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               Registrant's telephone number, including area code


                              E-Sync Networks, Inc.
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          (Former name or former address, if changed since last report)
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ITEM 2. DISPOSITION OF ASSETS.

      On February 13, 2002, E-Sync Networks, Inc., a Delaware corporation (the "Company"), closed the transactions contemplated by that certain Contribution Agreement (the "Agreement"), dated as of August 6, 2001, by and among the Company, CRC, Inc., a New York corporation ("CRC"), and E-Sync Networks, LLC, a Delaware limited liability company (the "JV"), as further described in the Company's Proxy Statement, dated September 21, 2001. The Company's stockholders approved the transaction at its annual meeting held on October 15, 2001.

      Pursuant to the Agreement, upon the closing the Company contributed substantially all of its assets and business (the "ESNI Contributed Assets") to the JV and CRC contributed the economic benefits of certain business substantially equal in revenues to the ESNI Contributed Assets to the JV. In addition to the consideration set forth above, CRC has made a loan commitment to the Company of $2 million in the aggregate. As additional consideration for closing the transactions described above, the Company granted a warrant to acquire up to 2,526,942 shares of its common stock, par value $0.01 per share (the "Common Stock"), the exercise price for which is equal to $0.122 per share (75% of the average closing price of the Company's common stock during the 60 consecutive trading days ending on the second trading day preceding the closing date). The Company granted CRC registration rights in connection with the issuance of the warrant.

       As a result of the consummation of the transaction, the Company owns a 51% equity interest in the JV and CRC holds a 49% equity interest in the JV. In accordance with the terms of the Agreement, the Company changed its name on February 14, 2002 to ESNI, Inc.

      The press release issued by the Company with respect to the foregoing is filed herewith as Exhibit 99.1.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

        (b) Pro Forma Financial Information*

        (c) Exhibits.

2.1 Contribution Agreement dated as of August 6, 2001 by and between E-Sync Networks, Inc. and CRC, Inc. (incorporated by reference to
        Exhibit 2.1 to E-Sync Network, Inc.'s Form 8-K dated August 10, 2001).

99.1    Press Release issued by ESNI, Inc. on February 14, 2002.









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* The Registrant will file the required financial statements with respect to such disposition under the cover of an amendment to this Current Report on Form 8-K as soon as practicable, but in no event later than 60 days after the date on which this Current Report on Form 8-K was required to have been filed.


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    ESNI, INC.


Date:  February 15, 2002            By:  /s/ Michael A. Clark
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                                       Michael A. Clark
                                       President & COO


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